                                                                     Exhibit (q)

                                POWER OF ATTORNEY

The undersigned,

1)       being officers and trustees/directors of:

         a) each of the Van Kampen Open-End Trusts (the "Delaware Open-End Trusts") as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware statutory trust,

         b) the Van Kampen Pennsylvania Tax Free Income Fund (the "Pennsylvania Open-End Trust"), a Pennsylvania trust, and

         c) the Van Kampen Series Fund, Inc. (the "Corporation"), a Maryland corporation, (collectively, the Delaware Open-End Trusts, Pennsylvania Open-End Trust, and the Corporation are referred to herein as the "Open-End Funds");

         d) each of the Van Kampen Closed-End Trusts (the "Massachusetts Closed-End Trusts") as indicated on Schedule 2 attached hereto and incorporated by reference, each a Massachusetts business trust,

         e) each of the Van Kampen Dynamic Credit Opportunities Fund, Van Kampen Opportunistic Municipal High Income Trust and Van Kampen Bond Fund (the "Delaware Closed-End Trusts"), each a Delaware statutory trust,

         f) the Van Kampen Pennsylvania Value Municipal Income Trust (the "Pennsylvania Closed-End Trust"), each a Pennsylvania trust (collectively, the Massachusetts Closed-End Trusts, Delaware Closed-End Trust and Pennsylvania Closed-End Trust are referred to herein as the "Closed-End Funds");

2)       being officers and managing general partners of:

         a) the Van Kampen Exchange Fund (the "Exchange Fund"), a California Limited Partnership

         (collectively, the Open-End Funds, Closed-End Funds, Senior Loan Funds and Exchange Fund are referred to herein as the "Funds")

do hereby, in the capacities shown below, appoint any Assistant Secretary, Secretary or Vice President of the Funds, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes to execute and deliver, for and on behalf of the undersigned, any Registration Statement on Form N-1A of the Open-End Funds or Exchange Fund (including any and all amendments thereto), any Registration Statement on Form N-2 of the Closed-End Funds or Senior Loan Funds (including any and all amendments thereto), any Registration Statement on Form N-14 of the Funds (including any and all amendments thereto) and any other document, upon the advice of counsel, filed by each Fund with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.




Dated: March 5, 2008

         Signature                                                      Title


    /s/  Ronald E. Robison                              President and Principal Executive Officer
----------------------------------
         Ronald E. Robison


    /s/  Stuart Schuldt                                 Chief Financial Officer and Treasurer
----------------------------------
         Stuart Schuldt


   /s/   Stefanie Chang Yu                              Vice President and Secretary
----------------------------------
         Stefanie Chang Yu


    /s/  David C. Arch                                  Trustee/Director/Managing General Partner
----------------------------------
         David C. Arch



    /s/  Jerry D. Choate                                Trustee/Director/Managing General Partner
----------------------------------
         Jerry D. Choate


    /s/  Rod Dammeyer                                   Trustee/Director/Managing General Partner
----------------------------------
         Rod Dammeyer


    /s/  Linda Hutton Heagy                             Trustee/Director/Managing General Partner
----------------------------------
         Linda Hutton Heagy


    /s/  R. Craig Kennedy                               Trustee/Director/Managing General Partner
----------------------------------
         R. Craig Kennedy


    /s/  Howard J Kerr                                  Trustee/Director/Managing General Partner
----------------------------------
         Howard J Kerr


    /s/  Jack E. Nelson                                 Trustee/Director/Managing General Partner
----------------------------------
         Jack E. Nelson


    /s/  Hugo F. Sonnenschein                           Trustee/Director/Managing General Partner
----------------------------------
         Hugo F. Sonnenschein


    /s/  Wayne W. Whalen                                Trustee/Director/Managing General Partner
----------------------------------
         Wayne W. Whalen


    /s/  Suzanne H. Woolsey                             Trustee/Director/Managing General Partner
----------------------------------
         Suzanne H. Woolsey




                                   SCHEDULE 1


VAN KAMPEN U.S. GOVERNMENT TRUST
VAN KAMPEN TAX FREE TRUST
VAN KAMPEN TRUST
VAN KAMPEN EQUITY TRUST
VAN KAMPEN EQUITY TRUST II
VAN KAMPEN TAX FREE MONEY FUND
VAN KAMPEN COMSTOCK FUND
VAN KAMPEN CORPORATE BOND FUND
VAN KAMPEN STRATEGIC GROWTH FUND
VAN KAMPEN ENTERPRISE FUND
VAN KAMPEN EQUITY AND INCOME FUND
VAN KAMPEN GOVERNMENT SECURITIES FUND
VAN KAMPEN GROWTH AND INCOME FUND
VAN KAMPEN HARBOR FUND
VAN KAMPEN HIGH YIELD FUND
VAN KAMPEN LIFE INVESTMENT TRUST
VAN KAMPEN LIMITED DURATION FUND
VAN KAMPEN PACE FUND
VAN KAMPEN REAL ESTATE SECURITIES FUND
VAN KAMPEN RESERVE FUND
VAN KAMPEN TAX-EXEMPT TRUST
VAN KAMPEN TARGET MATURITY TRUST

                                   SCHEDULE 2

VAN KAMPEN HIGH INCOME TRUST II
VAN KAMPEN MUNICIPAL TRUST
VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
VAN KAMPEN TRUST FOR INSURED MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
VAN KAMPEN SENIOR INCOME TRUST
VAN KAMPEN SENIOR LOAN FUND